Championing a Smoke-Free World Deutsche Bank Global Consumer Conference June 4, 2024 Emmanuel Babeau Chief Financial Officer Introduction • A glossary of terms as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures for non-GAAP financial measures cited in this presentation are available in Exhibit 99.2 to the company's Form 8-K dated February 8, 2024 and April 23, 2024 as well as under “Reports & filings” on our Investor Relations website 2 Exhibit 99.2

Forward-Looking and Cautionary Statements • This presentation contains projections of future results and goals and other forward-looking statements, including statements regarding expected financial or operational performance; capital allocation plans; investment strategies; market expectations; dividends. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products in certain markets or countries; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco and / or nicotine use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; the impact and consequences of Russia's invasion of Ukraine; changes in adult smoker behavior; the impact of natural disasters and pandemics on PMI's business; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost, availability, and quality of tobacco and other agricultural products and raw materials, as well as components and materials for our electronic devices; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to introduce, commercialize, and grow smoke-free products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; if it is unable to attract and retain the best global talent, including women or diverse candidates; or if it is unable to successfully integrate and realize the expected benefits from recent transactions and acquisitions. Future results are also subject to the lower predictability of our smoke-free business’ performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including PMI’s Annual Report on Form 10-K for the fourth quarter and year ended December 31, 2023 and the Form 10-Q for the quarter ended March 31, 2024. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 3 2024: Demonstrating Power of Smoke-Free Transformation • Accelerated smoke-free momentum and operating leverage; IQOS growing strongly as expected • Continued U.S. demand growth for ZYN⎼ Well underway with capacity expansion at existing U.S. plant to alleviate short-term supply tension, expect progressive improvements in Q2 and Q3, and normalization thereafter⎼ Continue to expect shipments of ~560m cans in 2024, planning for new U.S. manufacturing site to support further growth in 2025 and beyond • On track for strong H1 and FY performance:⎼ Raising full-year adjusted diluted EPS guidance(a) for currency only to $6.26 to $6.38, representing 4.2% to 6.2% growth in USD and 9% to 11% excluding currency • Stand-out growth and margin profiles of IQOS and ZYN have very few parallels in consumer goods industry; combustible business resilient • Continued recognition of sustainable transformation; #1 on Forbes 2024 net zero leaders list • Focused on delivering superior growth in both organic and USD terms 4 Source: PMI Financials or estimates. (a) At prevailing exchange rates

Championing a Smoke-Free World Questions & Answers iOS Download Android DownloadHave you downloaded the PMI Investor Relations App? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices Or go to: www.pmi.com/irapp Deutsche Bank Global Consumer Conference Championing a Smoke-Free World Deutsche Bank Global Consumer Conference June 4, 2024

7 Appendix (a) See impairment and exit costs section in Q1’24 Earnings Release for details (b) See forecast assumptions section in Q1’24 Earnings Release for details Source: PMI Financials or estimates 2024: EPS Guidance Growth2023 2024 Forecast $5.02$5.77 – $5.89Reported Diluted EPS Adjustments: 0.060.09- Asset impairment and exit costs(a) 0.04-- Termination of distribution arrangement in the Middle East 0.440.01- Impairment of goodwill and other intangibles 0.250.43- Amortization of Intangibles(b) 0.03-- Charges related to the war in Ukraine 0.01-- Swedish Match AB acquisition accounting related item (0.11)0.07- Income tax impact associated with Swedish Match AB financing 0.11-- South Korea indirect tax charge 0.07-- Termination of agreement with Foundation for a Smoke-Free World (0.02)(0.08)- Fair value adjustment for equity security investments 0.11(0.03)- Tax items 0.990.49- Total Adjustments 4.2% - 6.2%$6.01$6.26 – $6.38Adjusted Diluted EPS (0.29)- Less: Currency 9.0% –11.0%$6.01$6.55 – $6.67Adjusted Diluted EPS, excluding currency Full-Year ($/share) 8

Championing a Smoke-Free World Deutsche Bank Global Consumer Conference June 4, 2024